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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

                    Date of Report          Apri1 15, 2002

                         SBA COMMUNICATIONS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                       000-30110              65-0716501
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(State or other jurisdiction of    Commission File Number    (I.R.S. Employer
incorporation or organization)                               Identification No.)


     5900 Broken Sound Boulevard NW                                33487
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(Address of principal executive offices)                         (Zip code)


                                 (561) 995-7670
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              (Registrant's telephone number, including area code)


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Item 5            Other Information

                  SBA Communications Corporation ("SBA") announced it will release its first quarter results May 6, 2002 in a press release dated April 5, 2002. SBA will host a conference call on May 7, 2002 at 10:00am Eastern Time to discuss these results. The call may be accessed as follows:

                      When:                 Tuesday, May 7, 2002  at 10:00 A.M.

                      Dial-in number:       800-230-1092

                      Conference call name: "SBA 2002 1st Quarter Results"

                      Replay: May 7, 2002 at 5:00 P.M. to May 21, 2002 at 11:59 P.M.
                      Number:               800-475-6701
                                            Access code: 634794

                      Internet access:      www.sbasite.com
                                            ---------------

                  SBA also announced today that it is reaffirming 1st quarter total revenues and EBITDA guidance of $60 to $66 million and $18.5 to $21 million, respectively. EBITDA is defined as earnings before interest, taxes, depreciation, amortization, non-cash charges, and unusual or non-recurring expenses. Results within such guidance would satisfy all financial covenants applicable to any indebtedness of the Company as of March 31, 2002.

Item 7            Financial Statements and Exhibits

                  99.1     Press release dated April 5, 2002


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 15, 2002                                /s/  John F. Fiedor
                                              -------------------
                                              John F. Fiedor
                                              Chief Accounting Officer